Exhibit 99.1

BLUEGREEN VACATIONS INVESTOR PRESENTATION FIRST QUARTER 2022 MAY 2022

Forward-looking Statements Certain statements in this presentation are "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All statements, other than statements of historical fact, are forward-looking statements. Forward-looking statements are based on current expectations of management and can be identified by the use of words such as “believe”, “may”, “could”, “should”, “plans”, “anticipates”, “intends”, “estimates”, “expects”, and other words and phrases of similar import. Forward-looking statements involve risks, uncertainties, and other factors, many of which are beyond our control, that may cause actual results or performance to differ from those set forth or implied in the forwardlooking statements. These risks and uncertainties include, without limitation, the risk that the Company is a holding company and, accordingly, will be largely dependent on dividends from Bluegreen to fund its expenses and obligations in future periods, and Bluegreen’s ability to pay dividends will depend on its results and may be limited by the terms of Bluegreen’s indebtedness; risks regarding the amount of shares, if any, which may be repurchased by the Company in the future, the value of any shares repurchased by the Company, the timing of any share repurchases, and the availability of funds for the repurchase of shares; risk that quarterly dividend payments may not be declared at the current level in the future, on a regular basis as anticipated, or at all; risks relating to Bluegreen’s business, operations and financial results; risks related to the COVID-19 pandemic and the recovery from the COVID-19 pandemic, including that the pandemic may continue to be prolonged and any recovery from the pandemic may not favorably impact Bluegreen’s results to the extent anticipated or at all; competitive conditions; labor market conditions, including shortages of labor, and its impact on Bluegreen’s operations and sales; risks relating to our liquidity and the availability of capital; the risk that our allowance for loan losses may not be adequate and, accordingly, may need to be further increased in the future, including if Bluegreen’s default rates increase and exceed expectations, changes in general economic conditions, including increasing interest rates, inflationary trends and supply chain issues; and risks related to if Bluegreen’s efforts to address the actions of timeshare exit firms and the increase in default rates associated therewith are not successful, or otherwise; risks related to our indebtedness, including the potential for accelerated maturities and debt covenant violations; the impact of the COVID-19 pandemic and general economic conditions on Bluegreen’s consumers, including their income, their level of discretionary spending; the risk that our core strategy of primarily offering a ‘drive-to’ network of resorts will not continue to serve as a growth driver; the risk that resort operations and club management segment may not continue to produce recurring EBITDA and free cash flow; risks that Bluegreen’s current or future marketing alliances and arrangements, including its marketing arrangements with Bass Pro and the Choice Hotels program, may not result in the benefits anticipated, including increased VOI sales and sales efficiencies, that sales from marketing alliances and other arrangements or otherwise may not continue as expected, that any future expansion into additional Bass Pro or Cabela’s stores may not meet Bluegreen’s expectations or goals, and there is no assurance that Bluegreen will continue to have marketing operations at all of the Bass Pro and Cabela’s stores where it currently conducts marketing operations; the risk that vacation package sales, including those in the pipeline, may not convert to tours and/or VOI sales at anticipated or historical rates; the risk that efforts to reactivate older vacation packages which have not been used may not be successful; the risk that resort occupancies may not continue at historical levels or meet expectations; our and Bluegreen’s ability to successfully implement strategic plans and initiatives, generate earnings and long-term growth, including that the Bluegreen Renewal initiative may not result in increased sales, revenues or efficiencies, or otherwise be successful; risks that construction defects, structural failures or natural disasters at or in proximity to Bluegreen’s resorts, including the condominium collapse which occurred in close proximity to Bluegreen’s resort in Surfside, Florida and which has resulted in the temporary closure of such resort, may cause liabilities that are not adequately covered by insurance and closures of operations that may have a significant adverse impact on our results of operations and cash flow; risks related to expansion of the resort network in existing and to new locations, including that such expansion may not be successful, may increase the Company’s debt and decrease the Company’s free cash flow; risks related to the mix of sales to new customers and existing owners, including that the level of sales to new customers may not be increased or maintained, or support net owner growth in the future; our expectations with respect to fee-based sales as a percentage of system-wide sales, cost of VOIs sold, selling and marketing expense and general and administrative expenses directly attributable to sales and marketing operations for 2022 may not prove to be accurate, and costs may be greater than expected; and the additional risks and uncertainties described in the Company's filings with the SEC, including, without limitation, the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 (including the “Risk Factors” section thereof), which was filed on March 4, 2022, and the Company’s Quarterly Report on Form 10-Q for the three months ended March 31, 2022, which is expected to be filed on May 5, 2022. The Company cautions that the foregoing factors are not exclusive. You should not place undue reliance on any forward-looking statement, which speaks only as of the date made. The Company does not undertake, and specifically disclaims any obligation, to update or supplement any forward-looking statements. In addition, past performance may not be indicative of future results. Bluegreen vacations 2

BLUEGREEN VACATIONS Bluegreen Vacations Holding Corporation (NYSE: BVH; OTCQX: BVHBB) (the “Company") is a leading vacation ownership company that markets and sells vacation ownership interests and manages resorts in popular leisure and urban destinations. The Bluegreen Vacation Club is a flexible, points-based, deeded vacation ownership plan with 68 Club and Club Associate Resorts and access to nearly 11,300 other hotels and resorts through partnerships and exchange networks. The Company also offers, through its subsidiaries, a portfolio of comprehensive, fee-based resort management, financial, and sales and marketing services to, or on behalf of, third parties. 3

First Quarter 2022 Commentary and Highlights After producing encouraging results and achieving upward momentum throughout 2021, we were excited to begin 2022 building on the success of our Company-wide efforts to revitalize sales, grow revenue, and improve efficiency. Key highlights for the first quarter of 2022 versus the comparable quarter of 2021 include: • Net income attributable to shareholders increased 438% to $16.0 million from $3.0 million in the prior year quarter. • Diluted Earnings Per Share (“EPS”) increased 407% to $0.76 from $0.15 in the prior year quarter. • Total revenue increased 33% to $195.1 million from $146.4 million in the prior year quarter. • System-wide sales of VOIs increased 42% to $151.5 million from $107.0 million in the prior year quarter. • Vacation packages sold were 41,990 compared to 49,374 in the prior year quarter. • Vacation packages outstanding of 200,627 compared to 132,142 outstanding as of March 31, 2021. • Resort operations and club management segment adjusted EBITDA increased 13% to $20.6 million from $18.2 million in the prior year quarter. • Adjusted EBITDA attributable to shareholders increased 145% to $31.1 million from $12.7 million in the prior year quarter. • Free cash flow increased 211% to $24.6 million from $7.9 million in the prior year quarter. • During the first quarter of 2022 we experienced an overall occupancy rate of approximately 77% at resorts with sales centers, an increase from the 70% occupancy experienced during the first quarter of 2021. Overall, the demand for vacations by Bluegreen Vacation Club owners has been strong and we believe our core strategy of primarily offering a ‘drive-to’ network of resorts will continue to serve as a growth driver. • During the first quarter of 2022 we expanded and extended our syndicated corporate credit line from a $225.0 million facility to a $300.0 million facility, with an improved interest rate structure. • Subsequent to quarter end, we completed a private offering and sale of approximately $172.0 million of VOI receivable-backed Notes in April 2022. Bluegreen vacations’ 4

First Quarter Highlights 1 Net income attributable to shareholders of $16.0 million. 2 Diluted EPS of $0.76. 3 Adjusted EBITDA attributable to shareholders(1) of $31.1 million. 4 System-wide sales of VOIs of $151.5 million. 5 Resort Operations and Club Management Segment Adjusted EBITDA of $20.6 million. 6 Marketing operations at 128 Bass Pro and Cabela’s locations. 7 Sales volume per guest (“VPG”) of $3,110. 8 Sold 41,990 vacation packages. 9 Total revenue of $195.1million in the first quarter of 2022. See Appendix for reconciliation. Bluegreenvacations’ 5

First Quarter (1) Performance ($ In millions except vacation packages data) System-Wide Sales of VOIs $160 $140 $120 $100 $80 $60 $107.0 $151.5 $40 $20 $0 1Q 02021 1Q 02022 Total Revenue $200 $175 $150 $146.4 $195.1 $125 $100 $75 $50 $25 $0 1Q 02021 1Q 02022 Adjusted EBITDA(2) $35 $30 $25 $20 $15 $12.7 $31.1 $10 $5 $0 1Q 02021 1Q 02022 Vacation Packages Sold 55000 50000 45000 40000 35000 30000 25000 20000 15000 $49,374 $41,990 10000 5000 0 1Q 02021 1Q 02022 (1) For the three months ended 3/31/2021 and 3/31/2022. (2) See Appendix for reconciliation to net income attributable to shareholders of $3.0 million and $16.0 million for the three months ended 3/31/2021 and 3/31/2022, respectively. Bluegreenvacations’ 6

# Sales & Marketing Driven Business

**3/31/2021(1)**

**49,000+**
Vacation Packages Sold

**~35,000**
Guest Tours
*(New Customer & Existing Owners)*

**$107.0 Million**
System-Wide VOI Sales

**~214,000**
Vacation Club Owners


Vacation Packages & Leads
CHOICE
Tours
Sales
In-House Tours
Owners

**3/31/2022(2)**

**41,000+**
Vacation Packages Sold

**~49,000**
Guest Tours
*(New Customer & Existing Owners)*

**$151.5 Million**
System-Wide VOI Sales

**~218,000**
Vacation Club Owners

## Marketing Mix by % of Sales


Samplers 3%
Other New Customers 20%
Choice 5%
Bass Pro/Cabela's 15%
Existing Owners 57%
New Customer Sales
Existing Owner Sales

(1) For the three months ended 3/31/21.
(2) For the three months ended 3/31/22.

7

bluegreenvacations

Liquidity Posi t ion ($ in millions) Liquidity Position Unrestricted Cash $140.2 $179.3 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 $200 12/31/2021 3/31/2022 Free Cash Flow(1) (3) $7.9 $24.6 $0 $10 $20 $30 YTD 2021 YTD 2022 Availability (2) Under Credit Lines $266.1 $310.2 $240 $260 $280 $300 $320 12/31/2021 3/31/2022 Liquidity Profile As of March 31, 2022, the Company had total availability(2) of $310.2 million under its $490.0million of credit and receivable purchase facilities. (1) For the three months ended 3/31/21 & 3/31/22, respectively. (2) Subject to eligible collateral and the terms and conditions of each facility. (3) See the Appendix for a reconciliation of cash flow from operating activities to free cash flow, which is defined as cash from operating activities less capital expenditures. Bluegreenvactions’ 8

Strategic Relationships Bluegreen has multiple channels intended to generate sales within our core demographic Bass Pro Shops Cabela’s One-way, exclusive in-store Bass Pro marketing relationship • Operation of 128 kiosks in Bass Pro and Cabela’s stores as of March 31, 2022 CHOICE HOTELS Marketing to Choice customers, including over 50 million Choice Privileges members through a call transfer program and outbound telemarketing methods bluegreenvacations’ 9

Extensive Network for Reaching Target Customers Sales of Bluegreen Vacation Packages at 128 Locations Bluegreen Club Resorts (42) Bluegreen Club Resorts – Big Cedar JV (3) Bluegreen Club Associate Resorts (23)Bass Pro Shops’ Locations (69) Cabela’s Locations (59) Note Through 03/31/2022 unless otherwise indicated Percent of Owner Population by Sate 6-10% 4-5% 2-3% <2% Bluegreenvacations’ 10

# A Leading Operator of “Drive-To” Vacation Ownership Resorts

- Approximately 88% of owners live within a 4-hour drive to a Bluegreen resort
- Geographically diverse owner base
- Opportunities for growth in the western US



WA
OR
CA
NV
ID
MT
WY
UT
AZ
CO
NM
ND
SD
NE
KS
OK
TX
MN
IA
MO
AR
LA
WI
IL
MS
MI
IN
KY
TN
AL
OH
GA
FL
SC
NC
VA
WV
PA
MD
NY
NJ
VT
NH
MA
CT
ME
Bluegreen Club Resorts (42)
Bluegreen Club Resorts - Big Cedar JV (3)
Bluegreen Club Associate Resorts (23)
Kauai
Niihau
Oahu
Molokai
Lanai
Maui
Hawaii
ARUBA
Percent of Owner Population by State
6-10%
4-5%
2-3%
< 2%

(1) Resort and Owner data as of 12/31/21.
(2) Club Resorts include resorts in which owners have the right to use a significant amount of the units in connection with their ownership.
(3) Club Associate Resorts include resorts in which owners have the right to use a limited number of units in connection with their ownership.

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11

Securitizations and Other Credit Facilities ($ in millions) Recent Securitization History 2022-A 2020-A 2018-A 2017-A 2016-A 2015-A Initial Note Amount $172.00 $131.00 $117.70 $120.20 $130.50 $117.80 Advance Rate 88.30% 88.00% 87.20% 88.00% 90.00% 94.25% Weighted Avg. Interest Rate 4.60% 2.60% 4.02% 3.12% 3.35% 3.02% Stated Maturity 2037 2036 2034 2032 2031 2030 Weighted Avg. FICO Score 730 726 718 713 707 708 Securitization History Term Securitization Initial Note Amount Outstanding (1) 2020-A $131 $85 2018-A 118 50 2017-A 120 34 2016-A 131 22 2015-A 118 13 2013-A 111 5 2012-A 100 0 2010-A 108 0 BXG Legacy 2010 27 0 2008-A 60 0 2007-A 177 0 2006-B 139 0 2006-A (GE) 125 0 2005-A 204 0 2004-B 157 0 2004-A (GE) 39 0 2002-A 170 0 ~$310 Million of Available Credit Facility Liquidity (1) Corporate Credit Line $40 $160 $200 Key Bank/DZ Purchase Facility (3) $55 $25 $80 Liberty Bank Facility (3) $20 $20 $40 Quorum Purchase Facility (3) $18 $32 $50 NBA Facility (3) $25 $45 $70 Pacifi Western Bank Facility (3) $21 $29 $50 Outstanding Available (2) (1) As of 3/31/22. (2) Subject to eligible collateral, if applicable, and terms and conditions of each facility. (3) Facilities for the financing of the Company’s VOI notes receivable. Bluegreenvacations’ 12

# VOI Sales Finance Business

- Seller-financing provided for up to 90% of purchase price (down payment may include equity)
- Facilitates VOI sales and earns net interest spread
- Weighted average interest rate: 15.3%(1)
- In-house servicing team

## Net Interest Spread
For the three months ended 3/31/2022
($ in millions)



22
-3
0
19
Interest Income on VOI Notes Receivable Portfolio
-
Interest Expense on Receivable-Backed Debt
+
Net Mortgage Servicing
=
Financing Revenue

## FICO Profiles as of 3/31/2022(2)



<600(2)
3%
601-699
39%
Average FICO score of 730(3)
700+
58%

## Average Annual Default Rate



9.64%
8.19%
As of 3/31/2021
As of 3/31/2022

(1) As of 3/31/2022. Rate depends on FICO score, down payment, existing ownership and ACH participation.
(2) Includes obligors with no FICO score (primarily foreign buyers).
(3) Weighted-average FICO score for 2022 originations as of 3/31/22 after a 30-day, "same as cash" period from the point of sale.

13

bluegreenvacations

Differentiated Owner Base Avg. Customer Household Income(1) ($ in thousands) $130 $150 $90 $83 $68 Owner Age at Purchase(2) Baby Boomer 30% Silent Gen 5% Unknown 8% Millennial 26% Gen X 31% Generation US Adult Population Millennial 22% GenX 20% Baby Boomer 21% SilentGen 7% (1) Above: VAC, HGV and TNL data from 2021, 2019 and 2018 investor presentations, respectively, issued by each. Bluegreen internal data from 2021. US Median income from US Census Bureau (2020). (2) Represents owner age at time of purchase for sales to new owners 1/1/19-12/31/21. US Adult Population from US Census Bureau (2020). Bluegreenvacations’ 14

# Sector Comparison

| ($ in millions, except per share figures) | | Share price data: Price | YTD change | % of 52-wkhigh | Div. yield | Market cap | Enterprise value | EV / 2022E EBITDA (pre-SBC) | EV / 2023E EBITDA (pre-SBC) | Net debt / 2022E EBITDA (pre-SBC) |
|---|---|---|---|---|---|---|---|---|---|---|
| VAC(4) | Marriott Vacations Worldwide | $149.33 | (11.6%) | 81.4% | 1.4% | $6,503 | $8,943 | 9.8x | 8.7x | 2.7x |
| TNL(1)(4) | Travel + Leisure Co. | 55.48 | 0.4% | 82.4% | 2.9% | 4,906 | 8,230 | 9.4x | 8.3x | 3.8x |
| HGV(2)(4) | Hilton Grand Vacations, Inc. | 46.83 | (10.1%) | 83.1% | - | 5,717 | 8,259 | 8.9x | 7.6x | 2.7x |
| BVH(3)(4)(5) | Bluegreen Vacations Holding Corp. | 26.30 | (25.1%) | 72.9% | - | 572 | 783 | 5.5x | 5.1x | 1.5x |
| Mean | | $69.49 | (11.6%) | 80.0% | 1.1% | $4,425 | $6,554 | 8.4x | 7.4x | 2.7x |
| Median | | $51.16 | (10.9%) | 81.9% | 0.7% | $5,312 | $8,245 | 9.1x | 7.9x | 2.7x |

Source: VAC, TNL HGV and BVH financials as of Q4 2021; FactSet and SNL as of 4/29/2022.

Note: HGV reported suspension of quarterly dividend.

(1) Formerly Wyndham Destinations, Inc. (NYSE: WYND), Travel + Leisure Co. is now listed at NYSE under the ticker symbol “TNL”, following the acquisition of the Travel + Leisure brand in January 2021.
(2) HGV merger with Diamond was completed on August 2, 2021. HGV financials include 59 days of Diamond results. HGV consensus reflects post-Diamond merger EBITDA.
(3) On May 5, 2021, Bluegreen Vacations Holding Corporation (“BVH”) and Bluegreen Vacations Corporation (“BXG”) completed a short-form merger.
(4) Third party data has been derived from the appropriate company’s public filings. We do not conform or take any responsibility for the accuracy of such information.
(5) On April 18, 2022 BVH announced a quarterly dividend of $0.15 on its Class A and Class B Common Stock.

**Pre-SBC** refers to pre-Stock Based Compensation expense.

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15

For additional information, please contact: Leo Hinkley, Investor Relations Officer, Managing Director Telephone: 954-940-5336 Email: Leo.Hinkley@BVHCorp.com Thank you! APPENDIX For more information, see the Earnings Release dated May 5, 2022, and the Quarterly Report on Form 10-Q filed with the Securities and Exchange Commission. Further, the Company refers to certain non-GAAP financial measures, including system-wide sales of VOIs, Adjusted EBITDA attributable to shareholders, and free cash flow, which are defined in the Company’s Earnings Release and Annual Report on Form 10-K for the year ended December 31, 2021. Please see the supplemental tables attached herein for additional information and reconciliation of such non-GAAP financial measures. 16

Consolidated Statements of Operations and Comprehensive Income (Unaudited) (In thousands, except per share data) For the Three Months Ended March 31, 2022 2021 Revenue: Gross sales of VOIs $ 115,607 $ 68,250 Provision for loan losses (16,579) (12,319) Sales of VOIs 99,028 55,931 Fee-based sales commission revenue 24,084 25,718 Other fee-based services revenue 31,207 28,897 Cost reimbursements 18,064 16,608 Interest income 22,198 19,261 Other income, net 548 — Total revenues 195,129 146,415 Costs and Expenses: Cost of VOIs sold 11,841 5,169 Cost of other fee-based services 12,765 17,085 Cost reimbursements 18,064 16,608 Interest expense 7,759 9,735 Selling, general and administrative expenses 119,302 90,964 Other expense, net — 161 Total costs and expenses 169,731 139,722 Income before income taxes 25,398 6,693 Provision for income taxes (6,190) (1,189) Net income 19,208 5,504 Less: Income attributable to noncontrolling interests 3,220 2,530 Net income attributable to shareholders $ 15,988 $ 2,974 Comprehensive income attributable to shareholders $ 15,988 $ 2,974 Basic earnings per share (1) $ 0.77 $ 0.15 Diluted earnings per share (1) $ 0.76 $ 0.15 Basic weighted average number of common shares outstanding 20,778 19,318 Diluted weighted average number of common and common equivalent shares outstanding 20,971 19,318 Cash dividends declared per Class A and B common shares $ — $ — (1) Basic and Diluted EPS are calculated the same for both Class A and B common shares. Bluegreenvacations’ 17

Consolidated Statements of Cash Flows (Unaudited) (In thousands) For the Three Months Ended March 31, 2022 2021 Operating activities: Net income $ 19,208 $ 5,504 Adjustment to reconcile net income to net cash provided by operating activities: Provision for loan losses 16,579 12,319 Depreciation and amortization 4,810 5,189 Share-based compensation expense 745 — Net losses on sales of real estate and property and equipment 5 11 Increase (Decrease) in deferred income tax liability 5,273 (4,440) Changes in operating assets and liabilities: Notes receivable (23,874) (4,534) VOI inventory 7,898 2,032 Prepaids expense and other assets (6,976) (15,192) Accounts payable, accrued liabilities and other, and deferred income 5,824 11,080 Net cash provided by operating activities $ 29,492 $ 11,969 Investing activities: Purchases of property and equipment (4,895) (4,049) Net cash used in investing activities $ (4,895) $ (4,049) Financing activities: Repayments of notes payable and other borrowings $ (33,970) $ (63,484) Proceeds from notes payable and other borrowings 58,397 42,350 Redemption of junior subordinated debentures — (4,004) Payments for debt issuance costs (1,697) — Purchase and retirement of common stock (4,702) — Net cash provided by (used in) financing activities $ 18,028 $ (25,138) Net increase (decrease) in cash and cash equivalents and restricted cash 42,625 (17,218) Cash, cash equivalents and restricted cash at beginning of period 183,079 257,104 Cash, cash equivalents and restricted cash at end of period $ 225,704 $ 239,886 Supplemental cash flow information: Interest paid on borrowings, net of amounts capitalized $ 5,951 $ 1,818 Income taxes paid 704 228 Reconciliation of cash, cash equivalents and restricted cash: Cash and cash equivalents 179,274 199,150 Restricted cash 46,430 40,736 Total cash, cash equivalents and restricted cash $ 225,704 $ 239,886 Bluegreenvacations’ 18

Consolidated Balance Sheets (Unaudited) (In thousands, except share data) March 31, December 31, 2022 2021 ASSETS Cash and cash equivalents $ 179,274 $ 140,225 Restricted cash ($16,238 and $15,956 in VIEs at March 31, 2022 and December 31, 2021, respectively) 46,430 42,854 Notes receivable 621,020 609,429 Less: Allowance for loan losses (167,403) (163,107) Notes receivable, net ($241,460 and $248,873 in VIEs at March 31, 2022 and December 31, 2021, respectively) 453,617 446,322 Vacation ownership interest ("VOI") inventory 326,707 334,605 Property and equipment, net 88,841 87,852 Intangible assets, net 61,327 61,348 Operating lease assets 31,927 33,467 Prepaid expenses 33,546 25,855 Other assets 37,459 37,984 Total assets $ 1,259,128 $ 1,210,512 LIABILITIES AND SHAREHOLDERS' EQUITY Liabilities Accounts payable $ 15,560 $ 14,614 Deferred income 12,772 13,690 Accrued liabilities and other 105,894 100,131 Receivable-backed notes payable - recourse 22,500 22,500 Receivable-backed notes payable - non-recourse (in VIEs) 323,043 340,154 Note payable to BBX Capital, Inc. 50,000 50,000 Note payable and other borrowing 137,787 97,125 Junior subordinated debentures 135,197 134,940 Operating lease liabilities 36,363 37,870 Deferred income taxes 100,961 95,688 Total liabilities 940,077 906,712 Commitments and Contingencies - See Note 9 Shareholders' Equity Preferred stock of $0.01 par value; authorized 10,000,000 shares — — Class A Common Stock of $0.01 par value; authorized 30,000,000 shares; issued and outstanding 16,967,261 in 2022 and 17,118,392 in 2021 169 171 Class B Common Stock of $0.01 par value; authorized 4,000,000 shares; issued and outstanding 3,664,311 in 2022 and 3,664,412 in 2021 37 37 Additional paid-in capital 169,954 173,909 Accumulated earnings 85,304 69,316 Total Bluegreen Vacations Holding Corporation shareholders' equity 255,464 243,433 Non-controlling interest 63,587 60,367 Total shareholders' equity 319,051 303,800 Total liabilities and shareholders' equity $ 1,259,128 $ 1,210,512 Bluegreenvacations’ 19

Free Cash Flow Reconciliation(1) For the Three Months Ended March 31, (in thousands) 2022 2021 Net cash provided by operating activities $ 29,492 $ 11,969 Purchases of property and equipment (4,895) (4,049) Free Cash Flow $ 24,597 $ 7,920 (1) Free cash flow is a non-GAAP measure defined as cash provided by operating activities less capital expenditures for property and equipment. The Company focuses on the generation of free cash flow and considers free cash flow to be a useful supplemental measure of its ability to generate cash flow from operations and is a supplemental measure of liquidity. Free cash flow should not be considered as an alternative to cash flow from operating activities as a measure of liquidity. The Company’s computation of free cash flow may differ from the methodology used by other companies. Investors are cautioned that items excluded from free cash flow are a significant component in understanding and assessing the Company’s financial performance. Bluegreenvacations’ 20

Adjusted EBITDA Attributable to Shareholders Reconciliation For the Three Months Ended March 31, 2022 2021 (in thousands) Net income attributable to shareholders $ 15,988 $ 2,974 Net income attributable to the non-controlling interest in Bluegreen/Big Cedar Vacations 3,220 2,530 Net Income 19,208 5,504 Add: Depreciation and amortization 3,922 3,851 Less: Interest income (other than interest earned on VOI notes receivable) (62) (133) Add: Interest expense - corporate and other 4,364 5,572 Add: Provision for income taxes 6,190 1,189 EBITDA 33,622 15,983 Add: Share-based compensation expense 746 — Add: gain on assets held for sale (44) (24) Adjusted EBITDA 34,324 15,959 Adjusted EBITDA attributable to the non-controlling interest (3,269) (3,239) Adjusted EBITDA attributable to shareholders $ 31,055 $ 12,720 Bluegreenvacations’ 21